As filed with the Securities and Exchange Commission on February 13, 2003


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 11, 2003


                            W. R. BERKLEY CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                         0-7849                        22-1867895
--------------                 ----------------              ------------------
(State or other                (Commission File                 (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


                     475 Steamboat Road, Greenwich, CT    06830
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (203) 629-3000
                                                           --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events

     Certain exhibits are filed herewith in connection with the Prospectus Supplement dated February 11, 2003 to the Prospectus dated June 7, 2002, filed as part of the Registration Statement on Form S-3 (Registration No. 333-88920; declared effective on June 7, 2002) filed by W. R. Berkley Corporation (the "Company") with the Securities and Exchange Commission covering Debt Securities issuable under an Indenture relating to Senior Debt Securities, to be dated as of February 14, 2003, between the Company and The Bank of New York, as trustee (the "Trustee").

     On February 11, 2003, the Company executed an Underwriting Agreement (the "Underwriting Agreement") with Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated. Pursuant to the Underwriting Agreement, the Company is issuing $200,000,000 principal amount of its 5.875% Senior Notes due 2013 (the "Securities") under the Indenture, as amended by a First Supplemental Indenture, to be dated as of February 14, 2003 (the "First Supplemental Indenture"). The Underwriting Agreement, the form of the Indenture and the First Supplemental Indenture, an opinion of Willkie Farr and Gallagher, counsel to the Company, and the Computation of Earnings to Fixed Charges Ratio are filed as exhibits hereto and are incorporated herein by reference. The form of the Securities is included as Exhibit A to the form of the First Supplemental Indenture.

Item 7. Financial Statements and Exhibits

     (a) Financial statements of businesses acquired:

          None.

     (b) Pro forma financial information:

          None.

     (c) Exhibits:

          1 Underwriting Agreement, dated as of February 11, 2003, between the Company and Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated

          4.1  Form of Indenture between the Company and the Trustee

          4.2 Form of First Supplemental Indenture between the Company and the Trustee, including form of the securities as Exhibit A

          5.1 Opinion of Willkie Farr & Gallagher regarding the legality of the securities

          12   Computation of Earnings to Fixed Charges Ratio

          23.1 Consent of Willkie Farr & Gallagher (included in Exhibit 5.1 hereto)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        W. R. BERKLEY CORPORATION

                                        By  /s/  Eugene G. Ballard
                                            ------------------------------
                                            Name:  Eugene G. Ballard
                                            Title: Senior Vice President,
                                                   Chief Financial Officer and
                                                   Treasurer

Date: February 13, 2003

                                  EXHIBIT INDEX

Exhibit:
--------

1 Underwriting Agreement, dated as of February 11, 2003, between the Company and Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated

4.1   Form of Indenture between the Company and the Trustee

4.2 Form of First Supplemental Indenture between the Company and the Trustee, including form of the securities as Exhibit A

5.1 Opinion of Willkie Farr & Gallagher regarding the legality of the securities

12    Computation of Earnings to Fixed Charges Ratio

23.1  Consent of Willkie Farr & Gallagher (included in Exhibit 5.1 hereto)